UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2013 (June 7, 2013)

GASTAR EXPLORATION LTD.
GASTAR EXPLORATION USA, INC.
(Exact Name of Registrant as Specified in its Charter)

Alberta, Canada	001-32714	98-0570897
Delaware	001-35211	38-3531640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Lamar Street, Suite 650
Houston, Texas		77010
(Address of principal executive offices)		(ZIP Code)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01    Entry into a Material Definitive Agreement.

Chesapeake Amendment

As previously disclosed in the Current Report on Form 8-K filed on April 3, 2013, on March 28, 2013, Gastar Exploration USA, Inc. (“Gastar USA”), a subsidiary of Gastar Exploration Ltd. (the “Company”), entered into a Purchase and Sale Agreement, by and among Chesapeake Exploration, L.L.C., Arcadia Resources, L.P., Jamestown Resources, L.L.C., Larchmont Resources, L.L.C. and Gastar USA (the “Chesapeake Purchase and Sale Agreement”), to acquire proven reserves and undeveloped leasehold interests in Kingfisher and Canadian Counties, Oklahoma for a cash purchase price of approximately $74.2 million, subject to customary adjustments. On June 7, 2013, the parties to the Chesapeake Purchase and Sale Agreement entered into an Amendment to Purchase and Sale Agreement (the “Chesapeake Amendment”), dated June 7, 2013, in order to revise the description of the properties to be acquired and to evidence the withdrawal of Arcadia Resources, L.P. and Jamestown Resources, L.L.C. from the Chesapeake Purchase and Sale Agreement.

A copy of the Chesapeake Amendment is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference and is hereby filed. The descriptions of the Chesapeake Amendment in this Current Report is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Cubic Amendment

Also as previously announced, on April 19, 2013, Gastar Exploration Texas, LP (“Gastar Texas”) and Gastar USA entered into a Purchase and Sale Agreement, by and among Gastar Texas, Gastar USA and Cubic Energy, Inc. (the “Cubic Purchase and Sale Agreement), pursuant to which Cubic Energy, Inc. will acquire from Gastar Texas certain leasehold interests in the Hilltop Area of East Texas, including production from interests in producing wells, for a cash purchase price of approximately $46.0 million, subject to adjustment for an accounting effective date of January 1, 2013 and other customary adjustments. On June 11, 2013, the parties to the Cubic Purchase and Sale Agreement entered into the First Amendment of Purchase and Sale Agreement (the “Cubic Amendment”), dated June 11, 2013, but effective as of June 5, 2013, in order to extend the closing date and termination date to June 28, 2013 and July 12, 2013, respectively, and to adjust the purchase price to reflect the exclusion of certain assets.

A copy of the Cubic Amendment is attached as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference and is hereby filed. The descriptions of the Cubic Amendment in this Current Report is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Second Amended and Restated Credit Agreement

On June 7, 2013, Gastar USA entered into the Second Amended and Restated Credit Agreement, dated as of June 7, 2013, among Gastar USA, Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent, Swing Line Lender and Issuing Lender and he lenders named therein (the “Revolving Credit Agreement”). Capitalized terms used but note defined in this section shall have the meanings ascribed to such terms in the Revolving Credit Agreement.

The Revolving Credit Facility provided an initial borrowing base of $50.0 million, with borrowings bearing interest, at Gastar USA's election, at the reference rate or the Eurodollar rate plus an applicable margin. The reference rate is the greater of (i) the rate of interest publicly announced by the administrative agent, (ii) the federal funds rate plus 50 basis points, or (iii) one month LIBOR plus 1.0%. The applicable interest rate margin varies from 1.0% to 2.0% in the case of borrowings based on the reference rate and from

2.0% to 3.0% in the case of borrowings based on the Eurodollar rate, depending on the utilization percentage in relation to the borrowing base. An annual commitment fee of 0.5% is payable quarterly based on the unutilized balance of the borrowing base. The Revolving Credit Facility had a scheduled maturity date of November 14, 2017.

The Revolving Credit Facility is guaranteed by all of Gastar USA's current domestic subsidiaries and all future domestic subsidiaries formed during the term of the Revolving Credit Facility. Borrowings and related guarantees are secured by a first priority lien on all domestic natural gas and oil properties currently owned by or later acquired by Gastar USA and its subsidiaries, excluding de minimus value properties as determined by the lender. The facility is secured by a first priority pledge of the stock of each domestic subsidiary, a first priority interest on all accounts receivable, notes receivable, inventory, contract rights, general intangibles and material property of the issuer and 65% of the stock of each foreign subsidiary of Gastar USA.

The Revolving Credit Facility contains various covenants, including among others:

•	restrictions on liens, incurrence of other indebtedness without lenders' consent and common stock dividends and other restricted payments;

•	maintenance of a minimum consolidated current ratio as of the end of each quarter of not less than 1.0 to 1.0, as adjusted;

•
maintenance of a maximum ratio of indebtedness to EBITDA, as of the fiscal quarter ending June 30, 2013, of not greater than 4.50 to 1.00, as of the fiscal quarter ending September 30, 2013, of not greater than 4.25 to 1.00, and for each quarter following, of not greater than 4.0 to 1.0; and

•	maintenance of an interest coverage ratio on a rolling four quarters basis, as adjusted, of EBITDA to interest expense, as of the end of each quarter, to be less than 2.5 to 1.0.

All outstanding amounts owed become due and payable upon the occurrence of certain usual and customary events of default, including among others:

•	failure to make payments;

•	non-performance of covenants and obligations continuing beyond any applicable grace period; and

•	the occurrence of a “Change in Control” (as defined in the Revolving Credit Facility) of Gastar USA.

Should there occur an Event of Default (as defined in the Revolving Credit Facility) then the Administrative Agent shall, at the request of the Required Lenders (as defined in the Revolving Credit Facility), or may, with the consent of the Required Lenders, by notice to Gastar USA, declare (i) all amounts outstanding under the Revolving Credit Facility immediately due and payable and (ii) the commitments shall immediately cease and terminate unless and until reinstated by the lender in writing, provided that the terms of the preceding clauses (i) and (ii) shall be automatic if the cause of the Event of Default is the insolvency of Gastar USA. If amounts outstanding become immediately due and payable, the Administrative Agent may request that Gastar USA deposit 104% of the Minimum Collateral Amount (as defined in the Revolving Credit Agreement) in the Cash Collateral Account.

A copy of the New Credit Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference and is hereby filed. The description of the New Credit Agreement in this Current Report is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Intercreditor Agreement

On June 7, 2013, Gastar USA entered into an Intercreditor Agreement, dated as of June 7, 2013, among Gastar USA, certain subsidiaries party thereto, Wells Fargo Bank, National Association, as First Priority Agent, and Wells Fargo Bank, National Association, as Second Priority Agent (the “Intercreditor Agreement”), pursuant to which the liens on the collateral securing the 8.625% Senior Secured Notes due 2018 and related guarantees (together, the “Securities”) are contractually subordinated to the liens on the collateral that secure the revolving credit facility and certain other obligations. In the event of a foreclosure on the collateral or of insolvency proceedings, the holders of the Securities will receive proceeds from the collateral only after obligations under the revolving credit facility and such other obligations have been paid in full.

A copy of the Intercreditor Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference and is hereby filed. The description of the Intercreditor Agreement in this Current Report is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Second Amendment to Employee Change of Control Severance Plan

Effective June 7, 2013, the board of directors of the Company approved the adoption of an amendment (the “COC Severance Plan Amendment”) to the Gastar Exploration Ltd. Employee Change of Control Severance Plan, as amended and restated on February 15, 2008 and as further amended on April 11, 2012 (the “Plan”). The COC Severance Plan Amendment modifies Appendix A of the Plan to include the change of control severance payment formula under the Plan for the Chief Operating Officer at 60% for a severance period of 2.5 years.

A copy of the COC Severance Plan Amendment is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference and is hereby filed. The description of the COC Severance Plan Amendment in this Current Report is a summary and is qualified in its entirety by reference to the complete text of the COC Severance Plan Amendment.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01    Completion of Acquisition or Disposition of Assets.

On June 7, 2013, pursuant to the Chesapeake Purchase and Sale Agreement, as amended, and the Settlement Agreement, between Chesapeake Exploration, L.L.C. and Chesapeake Energy Corporation and the Company, Gastar Texas and Gastar Exploration Texas, LLC (the “Settlement Agreement”), the Company and Gastar USA completed the acquisition of proven reserves and undeveloped leasehold interests, repurchase of 6,781,768 outstanding common shares of the Company currently held by Chesapeake Energy Corporation and settlement of all claims made in a the lawsuit filed in the U.S. District Court for the Southern District of Texas, for an aggregate of approximately $84.0 million, subject to adjustment for customary due diligence items. The purchase price was funded with proceeds from the private placement of debt securities of Gastar USA that closed on May 15, 2013.

Copies of the Chesapeake Purchase and Sale Agreement and the Settlement Agreement were filed as Exhibit 2.1 and Exhibit 10.1, respectively, to our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 and are incorporated by reference herein. A copy of the Chesapeake Amendment is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the heading “Second Amended and Restated Credit Agreement” in Item 1.01 of this Current Report on Form 8-K, and the information incorporated by reference therein, is incorporated into this Item 2.03 by reference.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 7, 2013, Michael McCown was appointed Senior Vice President and Chief Operating Officer. Mr. McCown joined us in December 2009 as a Senior Advisor and in July 2010 was elected Vice President - Northeast. Mr. McCown has been responsible for all operational activities on our Marcellus Shale assets and will in the future also be responsible for our Hunton Limestone assets. Prior to joining us, from 2006 to June 2010, Mr. McCown held various positions with CDX Gas LLC, predecessor to Vitruvian Exploration LLC, including Chief Operating Officer and Senior Vice President & General Manager. From 2004 to 2006, Mr. McCown was with EOG Resources Inc. as Operations Manager. He has over 36 years of experience in production, drilling and operations throughout the United States including the Uintah, San Juan Permian and Appalachian Basins. Mr. McCown's other experience includes managerial responsibilities for companies including Pennzoil Company, Devon Energy Corp. and East Resources. Mr. McCown has served two terms on the Board of WV Oil and Natural Gas Association and is a former President of that association. He also served on the Board of the Independent Oil and Gas Association of West Virginia for seven years and he served as President of the Association from August 2010 through August 2011. Mr. McCown holds a Bachelor of Science degree in Civil Engineering from Ohio University and is a Registered Professional Petroleum Engineer.

The information set forth under the heading “Second Amendment to Change of Control Severance Plan” in Item 1.01 of this Current Report on Form 8-K, and the information incorporated by reference therein, is incorporated by reference into this Item 5.02 by reference.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On June 7, 2013, the Company issued a press release announcing the closing of the Chesapeake acquisition and certain management promotions. A copy of the Company's press release, dated June 7, 2013, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

As permitted under this item, the Company will file any financial statements required to be filed by this item by amendment to this Current Report not later than 71 days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information.

As permitted under this item, the Company will file the pro forma financial information required to be filed by this item by amendment to this Current Report not later than 71 days after the date this Current Report is required to be filed.

(d) Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.	Description of Document

2.1*
Amendment to Purchase and Sale Agreement, dated as of June 7, 2013, by and among Chesapeake Exploration, L.L.C., Arcadia Resources, L.P., Jamestown Resources, L.L.C., Larchmont Resources, L.L.C. and Gastar Exploration USA, Inc.

2.2
First Amendment of Purchase and Sale Agreement, dated as of June 11, 2013, but effective as of June 5, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc.

10.1
Second Amended and Restated Credit Agreement, dated as of June 7, 2013, among Gastar Exploration USA, Inc., as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent, Swing Line Lender and Issuing Lender, and the Lenders named therein.

10.2
Intercreditor Agreement, dated as of June 7, 2013, among Gastar Exploration USA, Inc., certain subsidiaries party thereto, Wells Fargo Bank, National Association, as First Priority Agent and Wells Fargo Bank, National Association, as Second Priority Agent.

10.3	Second Amendment to Gastar Exploration Ltd. Employee Change of Control Severance Plan, dated June 7, 2013.

99.1	Press Release dated June 7, 2013.

__________________

*
Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments to Exhibit 2.1 have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2013	GASTAR EXPLORATION LTD.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President

EXHIBIT INDEX

Exhibit No.	Description of Document

2.1*
Amendment to Purchase and Sale Agreement, dated as of June 7, 2013, by and among Chesapeake Exploration, L.L.C., Arcadia Resources, L.P., Jamestown Resources, L.L.C., Larchmont Resources, L.L.C. and Gastar Exploration USA, Inc.

2.2
First Amendment of Purchase and Sale Agreement, dated as of June 11, 2013, but effective as of June 5, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc.

10.1
Second Amended and Restated Credit Agreement, dated as of June 7, 2013, among Gastar Exploration USA, Inc., as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent, Swing Line Lender and Issuing Lender, and the Lenders named therein.

10.2
Intercreditor Agreement, dated as of June 7, 2013, among Gastar Exploration USA, Inc., certain subsidiaries party thereto, Wells Fargo Bank, National Association, as First Priority Agent and Wells Fargo Bank, National Association, as Second Priority Agent.

10.3	Second Amendment to Gastar Exploration Ltd. Employee Change of Control Severance Plan, dated June 7, 2013.

99.1	Press Release dated June 7, 2013.

__________________

*
Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments to Exhibit 2.1 have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.